INCOME TAXES	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 11  -   INCOME TAXES

A.Income Tax Regulations (Rules on Bookkeeping by Foreign Invested Companies and Certain Partnerships and Determination of their Taxable Income), 1986:

As a "Controlled Foreign Cooperation" (as defined in the Israeli Law for the Encouragement of Capital Investments-1959), the Company's management has elected to apply Income Tax Regulations (Rules for Maintaining Accounting Records of Foreign Invested Companies and Certain Partnerships and Determining Their Taxable Income)-1986. Accordingly, its taxable income or loss is calculated in US Dollars.

B.Law for the Encouragement of Capital Investments-1959:

Part of the Company’s investment in equipment has received approvals in accordance with the Law for the Encouragement of Capital Investments, 1959 (“Approved Enterprise” status) in three separate investment plans. The Company has chosen to receive its benefits through the “Alternative Benefits” track, and, as such, is eligible for various benefits. These benefits include accelerated depreciation of fixed assets used in the investment program, as well as a full tax exemption on undistributed income in relation to income derived from the first plan for a period of 4 years and for the second and third plans for a period of 2 years. Thereafter a reduced tax rate of 25% will be applicable for an additional period of up to 3 years for the first plan and 5 years for the second and third plans, commencing with the date on which taxable income is first earned but not later than certain dates. The benefit period of the second and third plan have commenced.

On April 1, 2005, an amendment to the Investment Law came into effect (“the Amendment”) and has significantly changed the provisions of the Investment Law. The Amendment limits the scope of enterprises which may be approved by the Investment Center by setting criteria for the approval of a facility as a Privileged Enterprise, such as provisions generally requiring that at least 25% of the Privileged Enterprise’s Income will be derived from export. Additionally, the Amendment enacted major changes in the manner in which tax benefits are awarded under the Investment Law so that companies no longer require Investment Center approval in order to qualify for tax benefits.

However, the Investment Law provides that terms and benefits included in any certificate of approval already granted will remain subject to the provisions of the law as they were on the date of such approval. Therefore, the Israeli companies with Approved Enterprise status will generally not be subject to the provisions of the Amendment.

The entitlement to the above benefits is conditional upon the Company fulfilling the conditions stipulated by the above law, regulations published thereunder and the instruments of approval for the specific investments in "Approved Enterprises". In the event of failure to comply with these conditions, the benefits may be canceled, and the Company may be required to refund the amount of the benefits, in whole or in part, including interest.

In the event of distribution by the Company of a cash dividend out of retained earnings that were tax exempt due to its Approved Enterprise status, the Company would have to pay corporate tax of 10% - 25% on the income from which the dividend was distributed based on the extent to which non-Israeli shareholders hold Company’s shares. A 15% withholding tax may be deducted from dividends distributed to the recipients.

The Company has not provided deferred tax liability on future distributions of tax-exempt earnings, as the Company intends to reinvest any income derived from its Approved Enterprise program and not to distribute such income as a dividend. Accordingly, such earnings (amounting to $74,554 as of December 31, 2020) have been considered to be permanently reinvested. If these earnings will be distributed, they will be taxed at the applicable corporate tax rate of 25%.

In 2008, the Company submitted a request to approve a new plan (fourth plan) as a Privileged Enterprise in accordance with the Amendment to the Investment Law. The commencing year was 2010. The expected expiration year is 2021.

NOVA MEASURING INSTRUMENTS LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(U.S. dollars in thousands, except share and per share data)

NOTE 11  -   INCOME TAXES (Cont.)

In 2011, new legislation amending to the Investment Law was adopted. Under this new legislation, a uniform corporate tax rate will apply to all qualifying income of certain Industrial Companies (Requirement of a minimum export of 25% of the company's total turnover), as opposed to the current law's incentives, which are limited to income from Approved Enterprises during their benefits period. Under the new law, the uniform tax rate will be 10% in areas in Israel designated as Development Zone A and 15% elsewhere in Israel during 2011-2012, 7% and 12.5%, respectively, in 2013-2014, and 6% and 12%, respectively thereafter. The profits of these Industrial Companies will be freely distributable as dividends, subject to a 15% withholding tax (or lower, under an applicable tax treaty).

Under the transition provisions of the new legislation, the Company may decide to irrevocably implement the new law while waiving benefits provided under the current law or to remain subject to the current law.

In August 2013 "The Arrangements Law" (hereinafter—"the Law") was officially published. The following significant changes affecting taxation were approved:

1.

The tax rate on a company in Development area A, effective January 1, 2014 is 9% (instead of 7% in 2014 and 6% in 2015 and thereafter), and the tax rate for companies in all other areas will be 16% (instead of 12.5% in 2014 and 12% in 2015 and thereafter).

2.

The tax rate on dividend distributed, generated from "preferred income" or by a company that has an approved enterprise increased effective January 1, 2014 from 15% to 20%.

In 2016, most of the Company’s taxable income in Israel is attributable to Preferred Enterprises, with a related tax rate of 16%. In 2015 and 2014, most of the Company’s taxable income in Israel is attributable to Approved Enterprise programs with zero tax.

C.The New Technological Enterprise Incentives Regime - Amendment 73 to the Investment Law

In December 2016, the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years), 2016 which includes Amendment 73 to the Law for the Encouragement of Capital Investments ("the 2017 Amendment") was published. According to the 2017 Amendment, Technological preferred enterprise, as defined in the Law for the Encouragement of Capital Investments, 1959 ("the Encouragement Law"), with total consolidated revenues of less than NIS 10 billion, shall be subject to 12% tax rate on income deriving from intellectual property (in development area A - a tax rate of 7.5%).

Any dividends distributed deriving from income from the preferred technological enterprises will be subject to tax at a rate of 20%. The 2017 Amendment further provides that, in certain circumstances, a dividend distributed to a foreign corporate shareholder, would be subject to a 4% tax rate (if the percentage of foreign investors exceeds 90%).

The Company assessed the criteria for qualifying to a “Preferred Technological Enterprise,” status and concluded that the Israeli entity is entitled to the above-mentioned benefits. The Company implemented the new incentives in its tax calculations starting 2017.

D.The Tax Cuts and Jobs Act, 2017:

On December 22, 2017, the U.S. enacted the Tax Cuts and Jobs Act (the “US Tax Act”) that instituted fundamental changes to the taxation of multinational corporations. The Tax Act includes significant changes to the U.S. corporate income tax system, including a Federal corporate rate reduction from 35% to 21%, limitations on the deductibility of interest expense and executive compensation, the transition of U.S. international taxation from a worldwide tax system to a territorial tax system, and foreign derived intangible income deduction.

NOVA MEASURING INSTRUMENTS LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(U.S. dollars in thousands, except share and per share data)

NOTE 11  -   INCOME TAXES (Cont.)

Foreign-Derived Intangible Income:

The 2017 Tax Act provides tax incentives to U.S. companies to earn income from the sale, lease or license of goods and services abroad in the form of a deduction for foreign-derived intangible income (“FDII”). FDII is taxed at an effective rate of 13.1% for taxable years beginning after December 31, 2017 and at an effective rate of 16.4% for taxable years beginning after December 31, 2025. The accounting for the deduction for FDII is similar to a special deduction and should be accounted for based on the guidance in ASC 740-10-25-37. The tax benefits for special deductions ordinarily are recognized no earlier than the year in which they are deductible on a tax return.

E.Deferred Taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the deferred tax assets are as follows:

	As of December 31,
	2 0 2 0	2 0 1 9

Deferred tax assets:
Net operating loss carryforwards	$505	$513
Tax credits carryforward	740	794
Reserve and allowances	5,504	5,108
Operating lease liabilities, net	344	674
Deferred tax assets before valuation allowance	7,093	7,089
Valuation Allowance	(1,311)	(898)
Deferred tax assets after valuation allowance	5,782	6,191
Deferred tax liabilities:
Convertible senior notes	(1,804)	-
Intangible assets	(1,109)	(1,637)
Deferred tax liabilities	(2,913)	(1,637)
Deferred tax assets	$2,869	$4,554

Long-term deferred tax assets:

	Year ended December 31,
	2 0 2 0	2 0 1 9

Domestic	$2,011	$3,742
Foreign	858	812
	$2,869	$4,554

Under ASC 740-10, deferred tax assets are to be recognized for the anticipated tax benefits associated with net operating loss and tax credits carry-forwards and deductible temporary differences; unless it is more-likely-than-not that some or all of the deferred tax assets will not be realized.

NOVA MEASURING INSTRUMENTS LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(U.S. dollars in thousands, except share and per share data)

NOTE 11  -   INCOME TAXES (Cont.)

F.Income before taxes on income included in the consolidated statements of operations:

	Year ended December 31,
	2 0 2 0	2 0 1 9	2 0 1 8

Domestic	$42,164	$25,803	$41,013
Foreign (mainly US)	14,332	13,683	22,413
	$56,496	$39,486	$63,426

G.Income tax expenses (tax benefits) included in the consolidated statements of operations:

	Year ended December 31,
	2 0 2 0	2 0 1 9	2 0 1 8

Domestic	$7,238	$4,482	$5,767
Foreign (mainly US)	1,351	(167)	3,284
	$8,589	$4,315	$9,051

Current	$9,620	$3,340	$10,793
Deferred	(1,031)	975	(1,742)
	$8,589	$4,315	$9,051

H.Tax Reconciliation:

The following is a reconciliation of the theoretical tax expense, assuming that all income is taxed at the ordinary statutory average corporate tax rate in Israel and the actual tax expense in the statement of operations, is as follows:

	Year ended December 31,
	2 0 2 0	2 0 1 9	2 0 1 8

Net income before taxes	$56,496	$39,486	$63,426
Statutory tax expenses	6,780	5,042	8,100
Effect of non-benefited income New Technological or Preferred Enterprises statuses in Israel	130	144	172
Permanent differences, including difference between the basis of measurement of income reported for tax purposes and the basis of measurement of income for financial reporting purposes, net	(199)	(131)	441
Change in tax reserve for uncertain tax positions	1,806	850	619
Effect of foreign operations taxed at various rates	1,381	1,173	2,034
Foreign Derived Intangible Income benefit	(526)	(768)	(1,534)
Tax credits	(1,526)	(777)	(664)
Adjustments for previous year’s tax	249	(2,121)	(159)
Change in valuation allowance	413	898	-
Other	81	5	42
	1,809	(727)	951
Actual tax expenses	$8,589	$4,315	$9,051

NOVA MEASURING INSTRUMENTS LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(U.S. dollars in thousands, except share and per share data)

NOTE 11  -   INCOME TAXES (Cont.)

I.Effective Tax Rates:

The Company’s effective tax rates differ from the statutory rates applicable to the Company for tax year 2020, primarily due to tax credits and foreign derived income benefit in the US.

The Company’s effective tax rates differ from the statutory rates applicable to the Company for tax year 2019, primarily due to tax benefits related to foreign derived income benefit, valuation allowance changes and adjustments for previous years tax, in the US.

J.Tax Assessments:

In 2017 the Parent Company has received final tax assessments for the years 2012-2015 from the Israeli Tax Authorities.

For the US subsidiary, tax years starting 2015 and any tax attributes carryforwards from prior periods remain subject to examination in future periods. The other subsidiaries received final tax assessments through tax years 2012 until 2016.

K.Undistributed earnings of foreign subsidiaries:

The Company considers the earnings of certain subsidiaries to be indefinitely invested outside Israel on the basis of estimates that future domestic cash generation will be sufficient to meet future domestic cash needs and the Company’s specific plans for reinvestment of those subsidiary earnings. The Company has not recorded a deferred tax liability of approximately $11,712 related to the Israel income taxes of undistributed earnings of foreign subsidiaries indefinitely invested outside Israel. Should the Company decide to repatriate the foreign earnings, the Company would need to adjust the Company’s income tax provision in the period the Company determined that the earnings will no longer be indefinitely invested outside Israel.

L.Uncertain Tax Positions:

The taxation of the Company's business is subject to the application of multiple and sometimes conflicting tax laws and regulations as well as multinational tax conventions. The application of tax laws and regulations is subject to legal and factual interpretation, judgment and uncertainty.

In addition, the Company classifies interest and penalties recognized in the financial statements relating to uncertain tax position under the income taxes line item.

Tax laws themselves are subject to change as a result of changes in fiscal policy, changes in legislation and the evolution of regulations and court rulings. Consequently, taxing authorities may impose tax assessments or judgments against the Company that could materially impact its tax liability and/or its effective income tax rate.

The Company believes that it has adequately provided for any reasonably foreseeable outcomes related to tax audits and settlement. The final tax outcome of its tax audits could be different from that which is reflected in the Company’s income tax provisions and accruals. Such differences could have a material effect on the Company’s income tax provision and net income in the period in which such determination is made.

The following table summarizes the changes in uncertain tax positions:

	As of December 31,
	2 0 2 0	2 0 1 9

Balance at the beginning of the year	$7,738	$7,118
Increase (decrease) related to prior year tax positions, net	1,699	(519)
Increase related to current year tax positions	1,643	1,139
Balance at the end of the year*	$11,080	$7,738

NOVA MEASURING INSTRUMENTS LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(U.S. dollars in thousands, except share and per share data)

NOTE 11  -   INCOME TAXES (Cont.)

* The amount for the year ended December 31, 2020 and 2019 includes $2,280 and $2,120 unrecognized tax benefits, respectively, which are presented as a reduction from deferred tax assets, see Note 11e.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of income tax expenses.

M.Income from Other Sources in Israel:

Income not eligible for benefits under the New Technological Enterprise Laws mentioned in ”D” above are taxed at the corporate tax rate of 23%.